Exhibit 10.2

CONSENT AND AMENDMENT NO. 7 TO CREDIT AGREEMENT

This CONSENT AND AMENDMENT NO. 7 TO CREDIT AGREEMENT (this “Amendment”) is dated as of July 25, 2012 by and among INTERNATIONAL TEXTILE GROUP, INC., a Delaware corporation (“ITG”), the other Borrowers and Credit Parties signatory hereto, GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (“GE Capital”), for itself and as Agent (“Agent”), and the other Lenders signatory hereto.  Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them in the Credit Agreement (as hereinafter defined).

R E C I T A L S:

WHEREAS, Borrowers, the other Credit Parties, the Agent and the Lenders entered into that certain Amended and Restated Credit Agreement dated as of March 30, 2011 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Lenders have agreed to consent to the Burlington IP Sale (as defined below) and the parties to the Credit Agreement have agreed to an amendment to the Credit Agreement, in each case, as set forth herein.

NOW, THEREFORE, in consideration of the premises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1           Consents.

1.1           Notwithstanding Section 5.2 of the Credit Agreement, each of the Lenders party hereto hereby consents to the consummation of the Burlington IP Sale; provided that (i) the Net Proceeds of the Burlington IP Sale shall not be less than $5,500,000 and (ii) no later than one (1) Business Day following receipt by the Credit Parties of such Net Proceeds, the Borrowers shall apply the entirety of such Net Proceeds to repay outstanding Revolving Loans without a permanent reduction of the Aggregate Revolving Loan Commitment.

1.2           Notwithstanding Section 1.8(c) and Section 1.8(e) of the Credit Agreement, each of the Lenders hereby consents to the application of the Net Proceeds of the Burlington IP Sale to repay outstanding Revolving Loans in accordance with Section 1.1 of this Amendment.

1.3           In connection with the Burlington IP Sale, each of the Lenders party hereto hereby (i) consents to the execution, delivery and filing of, and (ii) authorizes and directs (x) the Agent to execute and deliver and (y) the Agent, the Company and each of their respective designees, as the case may be, to file, the partial releases substantially in the form attached hereto as Exhibit B on or after the Seventh Amendment Effective Date.

2           Amendments to Credit Agreement.

2.1           Section 1.1(b) of the Credit Agreement is hereby amended by amending and restating the last sentence of subclause (i) thereof in its entirety to read as follows:

“The “Maximum Revolving Loan Balance” from time to time will be the lesser of:

(A)           the “Borrowing Base” (as calculated pursuant to the Borrowing Base Certificate) in effect from time to time, or

(B)            the Aggregate Revolving Loan Commitment then in effect;

less, in either case, the sum of (v) the Revolver Block plus (w) the Availability Block plus (x) the aggregate amount of Letter of Credit Obligations plus (y) outstanding Swing Loans plus (z) such Reserves as may be imposed by the Agent in accordance with the terms of this Agreement.”

2.2           Section 9.1(c) of the Credit Agreement is hereby amended by amending and restating subclause (v) thereof in its entirety to read as follows:

“(v) amend or modify the definitions of Eligible Accounts, Eligible Inventory, Borrowing Base, Revolver Block or Availability Block, including any increase in the percentage advance rates in the definition of Borrowing Base, in a manner which would increase the availability of credit under the Revolving Loan”

2.3           Section 11.1 of the Credit Agreement is hereby amended by inserting the following new defined terms in proper alphabetical order thereto:

““Burlington IP Sale” means the Disposition contemplated by the Trademark Assignment attached to the Seventh Amendment as Exhibit A.”

““Revolver Block” means an amount equal to the Net Proceeds of the Burlington IP Sale, which for the avoidance of doubt shall not be less than $5,500,000.”

““Seventh Amendment” means that certain Consent and Amendment No. 7 to Credit Agreement dated as of July 25, 2012 among the Borrowers, the other Credit Parties party thereto, Agent and the Lenders.”

2.4           Section 11.1 of the Credit Agreement is hereby amended by amending and restating the following defined terms in their entirety to read as follows:

““Availability” means, as of any date of determination, the amount by which (a) the “Borrowing Base” (as calculated pursuant to the Borrowing Base Certificate but excluding for purposes of the definition of Availability, any amounts included in the calculation of the “Borrowing Base” pursuant to clauses (d) and (e) of the definition thereof) in effect from time to time less the sum of (w) the Revolver Block plus (x) the aggregate amount of Letter of Credit Obligations plus (y) outstanding Swing Loans plus (z) such Reserves as may be imposed by the Agent in accordance with the terms of this Agreement exceeds (b) the aggregate outstanding principal balance of Revolving Loans.”

““Excess Availability” means, as of any date of determination, the amount by which (a) the Borrowing Availability then in effect exceeds (b) the sum of (v) aggregate outstanding principal balance of Revolving Loans plus (w) the Revolver Block plus (x) the aggregate amount of Letter of Credit Obligations plus (y) outstanding Swing Loans plus (z) such Reserves as may be imposed by the Agent in accordance with the terms of this Agreement.”

3           Representations and Warranties.  In order to induce Agent and the Lenders to enter into this Amendment, each Borrower and each other Credit Party represents and warrants to Agent and each Lender (which representations and warranties shall survive the execution and delivery of this Amendment), that:

(a)           the execution, delivery and performance by each Credit Party of this Amendment has been duly authorized by all necessary corporate and partnership action and this Amendment is a legal, valid and binding obligation of such Credit Party enforceable against such Credit Party in accordance with its terms; and

(b)           upon the effectiveness of this Amendment, all of the representations and warranties contained in the Credit Agreement and in the other Loan Documents (other than those which speak expressly only as of an earlier date) are true and correct in all material respects on and as of the date of the effectiveness of this Amendment after giving effect to this Amendment and the transactions contemplated hereby.

4           Conditions to Effectiveness.  This Amendment shall be effective on the date when each of the following conditions has been satisfied (the “Seventh Amendment Effective Date”):

(a)           This Amendment shall have been duly executed and delivered by each Borrower, each other Credit Party party hereto, Agent and the Lenders; and

(b)           Agent shall have received, to the extent invoiced, payment of all out-of-pocket expenses (including the legal fees and expenses of Latham & Watkins LLP, counsel to Agent).

5           Miscellaneous.

5.1           Effect; Ratification.

(a)           Except as specifically set forth above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.  Without limiting the generality of the foregoing, each Credit Party reaffirms its guaranty of the Obligations and the Liens securing those guaranties.

(b)           The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or any Lender under the Credit Agreement or any other Loan Document, nor constitute amendment of any provision of the Credit Agreement or any other Loan Document, except as specifically set forth herein.  Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

(c)           Each Credit Party acknowledges and agrees that the amendments set forth herein are effective solely for the purposes set forth herein and that the execution and delivery by Agent and the Lenders of this Amendment shall not be deemed (i) except as expressly provided in this Amendment, to be a consent to any amendment, waiver or modification of any term or condition of the Credit Agreement or of any other Loan Document, (ii) to create a course of dealing or otherwise obligate Agent or Lenders to forbear, waive, consent or execute similar amendments under the same or similar circumstances in the future, or (iii) to amend, prejudice, relinquish or impair any right of Agent or Lenders to receive any indemnity or similar payment from any Person or entity as a result of any matter arising from or relating to this Amendment.

5.2           Counterparts and Signatures by Fax.  This Amendment may be executed in any number of counterparts, each such counterpart constituting an original but all together one and the same instrument.  Any party delivering an executed counterpart of this Amendment by fax shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of this Amendment.

5.3           Severability.  In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

5.4           Loan Document.  This Amendment shall constitute a Loan Document.

5.5           GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL, IN ALL RESPECTS, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

BORROWERS:

INTERNATIONAL TEXTILE GROUP, INC.
BURLINGTON INDUSTRIES LLC
CONE JACQUARDS LLC
CONE DENIM LLC
CARLISLE FINISHING LLC
SAFETY COMPONENTS FABRIC
   TECHNOLOGIES, INC.

By:        /s/Craig J. Hart
Name:   Craig J. Hart
Title:     Vice President and Treasurer

NARRICOT INDUSTRIES LLC

By: International Textile Group, Inc., its sole member

By:         /s/Craig J. Hart
Name:    Craig J. Hart
Title:      Vice President and Treasurer

[Signature Page to Consent and Amendment No. 7 to Amended and Restated Credit Agreement]

OTHER CREDIT PARTIES:

APPAREL FABRICS PROPERTIES, INC.
BURLINGTON INDUSTRIES V, LLC
CONE ADMINISTRATIVE AND SALES LLC
CONE INTERNATIONAL HOLDINGS II, INC.
INTERNATIONAL TEXTILE GROUP ACQUISITION GROUP LLC
BURLINGTON WORLDWIDE INC.
CONE DENIM WHITE OAK LLC
CONE INTERNATIONAL HOLDINGS, INC.
CONE ACQUISITION LLC
WLR CONE MILLS IP, INC.

By: /s/Craig J. Hart Name: Craig J. Hart Title: Vice President and Treasurer

VALENTEC WELLS, LLC
By: International Textile Group, Inc., its sole member

By: /s/Craig J. Hart Name: Craig J. Hart Title: Vice President and Treasurer

[Signature Page to Consent and Amendment No. 7 to Amended and Restated Credit Agreement]

AGENT AND LENDERS:
GENERAL ELECTRIC CAPITAL CORPORATION, as the Agent and a Lender By: /s/Donald J. Cavanagh Name: Donald J. Cavanagh Title: Its Duly Authorized Signatory

[Signature Page to Consent and Amendment No. 7 to Amended and Restated Credit Agreement]

TD BANK, N.A., as a Lender By: /s/Jang Kim Name: Jang Kim Title: Vice President

[Signature Page to Consent and Amendment No. 7 to Amended and Restated Credit Agreement]

BANK OF AMERICA, N.A., as a Lender By: /s/John Yankauskas Name: John Yankauskas Title: Sr. Vice President

[Signature Page to Consent and Amendment No. 7 to Amended and Restated Credit Agreement]

EXHIBIT A

Trademark Assignment

[see attached]

Exhibit A

EXHIBIT B

Burlington IP Sale Releases

[see attached]

Exhibit B